RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions
RELATED PARTY TRANSACTIONS
Equity Method Investments
We have equity method investments in entities that own properties for which we provide management and/or franchise services and receive fees. We also have equity method investments in entities that provide management and/or franchise service to hotels and receive fees. In addition, in some cases we provide loans, preferred equity or guarantees to these entities. We generally own between 10 and 49 percent of these equity method investments. Undistributed earnings attributable to our equity method investments represented approximately $2 million of our consolidated retained earnings at year-end 2013.

The following tables present financial data resulting from transactions with these related parties:

Income Statement Data

($ in millions)	2013	2012	2011
Base management fees	$17	$26	$37
Incentive management fees	1	5	—
Cost reimbursements	236	315	383
Owned, leased, corporate housing, and other	1	3	8
Total revenue	$255	$349	$428
General, administrative, and other	$(5)	$—	$(5)
Reimbursed costs	(236)	(315)	(383)
Gains and other income	—	43	4
Interest expense-capitalized	—	1	2
Interest income	4	3	3
Equity in losses	(5)	(13)	(13)

Balance Sheet Data

($ in millions)	At Year-End 2013	At Year-End 2012
Current assets-accounts and notes receivable	$22	$18
Contract acquisition costs and other	20	21
Equity and cost method investments	207	195
Deferred taxes, net asset	16	17
Other	16	20
Current liabilities:
Other	(13)	(2)
Other long-term liabilities	(2)	(2)

Summarized information for the entities in which we have equity method investments is as follows:

Income Statement Data

($ in millions)	2013	2012	2011
Sales	$721	$902	$1,215
Net income (loss)	$15	$(4)	$(58)

Balance Sheet Summary

($ in millions)	At Year-End 2013	At Year-End 2012
Assets (primarily comprised of hotel real estate managed by us)	$1,832	$1,486
Liabilities	$1,482	$1,245